JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Core Bond Portfolio

(All Share Classes)

Supplement dated June 21, 2018

to the Prospectuses, Summary Prospectuses and

Statement of Additional Information dated May 1, 2018

Portfolio Manager Change. Peter Simons has announced his intention to leave J.P. Morgan Investment Management Inc. (“JPMIM”), effective June 15, 2019 and will cease acting as a portfolio manager for the JPMorgan Insurance Trust Core Bond Portfolio, effective December 31, 2018. Mr. Simons will continue with his duties until such date.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPMITCB-PM-618